UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

TEXAS RARE EARTH RESOURCES CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TEXAS RARE EARTH RESOURCES CORP. 539 El Paso Avenue Sierra Blanca, Texas 79851
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To all Stockholders of Texas Rare Earth Resources Corp.:

You are invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Texas Rare Earth Resources Corp. (the “Company”).  The Annual Meeting will be held on February 19, 2014 at the Dallas Omni Hotel – Room 209, 1590 Lyndon B. Johnson Freeway, Dallas, Texas at 10:00 a.m. local time.  The purposes of the Annual Meeting are:

1.
The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2015 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as directors: Daniel Gorski, Anthony Marchese, Cecil Wall, Nicholas Pingitore, Laura Lynch, Jack Lifton and James Wolfe;

2.	Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2014; and

3.	Any other business that may properly come before the Annual Meeting.

The Board of Directors has fixed January 7, 2014, as the record date for the Annual Meeting.  Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of stockholders as of January 7, 2014, will be available at the Annual Meeting for inspection by any stockholder.  Stockholders will need to register at the Annual Meeting to attend the Annual Meeting.  If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Annual Meeting.  Please bring that documentation to the Annual Meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock in person.

By Order of the Board of Directors,

/s/ Jason Brenkert
Jason Brenkert
Corporate Secretary
Texas Rare Earth Resources Corp.

January 9, 2014

TEXAS RARE EARTH RESOURCES CORP. 539 El Paso Avenue Sierra Blanca, Texas 79851
Proxy Statement for Annual Meeting of Stockholders To Be Held February 19, 2014, 10:00 a.m. Local Time Dallas Omni Hotel – Room 209, 1590 Lyndon B. Johnson Freeway, Dallas, Texas

Unless the context requires otherwise, references in this statement to “Texas Rare Earth Resources,” “TRER,” the “Company,” “we,” “us” or “our” refer to Texas Rare Earth Resources Corp.

The 2014 Annual Meeting of Stockholders of Texas Rare Earth Resources (referred to as the “Annual Meeting”) will be held on February 19, 2014, at the Dallas Omni Hotel – Room 209, 1590 Lyndon B. Johnson Freeway, Dallas, Texas at 10:00 a.m. local time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (referred to as the “Board”) of proxies for this Annual Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be available to holders of the Company’s shares of common stock (Texas Rare Earth Resources shares of common stock referred to as “shares” and the whole class of common stock referred to as the “common stock”) on or about January 9, 2014.

You are invited to attend the Annual Meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all directors and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our common stock is the only type of security entitled to vote at the Annual Meeting. Our corporate bylaws define a quorum as a majority of the issued and outstanding voting stock entitled to vote at the Annual Meeting.  The Company’s Articles of Incorporation do not allow cumulative voting for directors.  The nominees who receive the most votes will be elected.  A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting firm.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 19, 2014

In accordance with the rules of the United States Securities and Exchange Commission (“SEC”), we are advising our stockholders of the availability on the Internet of our proxy materials related to our upcoming Annual Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The proxy materials, including this proxy statement, our annual report to shareholders and a form of proxy, will be available at www.trer.com. You can also obtain directions to the meeting location at this website.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on January 7, 2014 and are entitled to vote at the Annual Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Daniel Gorski, Chief Executive Officer to the Company and Anthony Marchese non-executive Chairman of the Board of the Company, as your representatives at the Annual Meeting.  As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card.  With proxy voting, your common stock will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed January 7, 2014, as the record date for the Annual Meeting.  Only holders of common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of December 30, 2013, the Company had 37,036,916 shares of common stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.
The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2015 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as directors: Daniel Gorski, Anthony Marchese, Cecil Wall, Nicholas Pingitore, Laura Lynch, Jack Lifton and James Wolfe;

2.	Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2013; and

3.	Any other business that may properly come before the Annual Meeting.

How many votes do I get?

Each share is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the election of all directors and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How do I vote my shares?

You have several voting options. You may vote by:

–	Completing your proxy card over the Internet at the following website: www.shareholdervote.infoUH;

–	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to

Securities Transfer Corporation:
Attn: George Johnson
2591 Dallas Parkway
Suite 102
Frisco, Texas 75034

–	Signing and faxing your proxy card to Securities Transfer Corporation at the number provided on the proxy card or

–	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to any stockholder who wants to vote at the Annual Meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at jmay@trer.com or call us at 915-369-2133 to request a copy of the proxy materials.

Send requests to:

Texas Rare Earth Resources Corp. 539 El Paso Avenue Sierra Blanca, Texas 79851 Attention: Jamie May

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

–
Signing another proxy with a later date and mailing it to the attention of: Corporate Secretary, at 539 El Paso Avenue, Sierra Blanca, Texas 79851, so long as it is received prior to 5:00PM Mountain standard time on February 18, 2014;

–
Delivering a written notice of the revocation of your proxy to the attention of: Corporate Secretary, at 539 El Paso Avenue, Sierra Blanca, Texas 79851, so long as it is received prior to 5:00PM Mountain standard time on February 18, 2014; or

–	Voting in person at the Annual Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that a majority of the outstanding voting shares of the Company as of the record date must be present at the Annual Meeting.  The Company’s common stock is the only type of security entitled to vote at the Annual Meeting.  Based on 37,036,916 shares outstanding as of the record date, 18,555,495 shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum.  Your shares will be counted as present at the Annual Meeting if you:

–	Submit a properly executed proxy card (even if you do not provide voting instructions); or

–	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since the Company’s by-laws state that matters presented at a meeting of the stockholders must be approved by the majority of the voting power of the voting shares present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.  However, as described below, election of directors is by a plurality of the votes cast at a meeting.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers may not vote shares held in street name for their customers in relation to this item of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2013 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant will have the same effect as a vote against such proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting.  The nominees with the most votes will be elected until all seven director positions have been filled.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the voting power of the voting shares present at the Annual Meeting votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares will not be voted at the Annual Meeting.  See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your shares will not be voted at the Annual Meeting unless you attend the Annual Meeting and vote your shares in person.

Where can I find the voting results of the Annual Meeting?

The Company will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (SEC) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the Annual Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement.  The Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2015 Annual Meeting of Stockholders?

In order to be considered for inclusion in next year’s 2015 proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary at 539 El Paso Avenue, Sierra Blanca, Texas 79851, and received no later than September 11, 2014, provided that this date may be changed in the event that the date of the Annual Meeting of Stockholders to be held in calendar year 2015 is changed by more than 30 days from the date of the Annual Meeting of Stockholders to be held in calendar year 2014.  Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Company’s Proxy Statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after November 25, 2014 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, provided that this date may be changed in the event that the date of the Annual Meeting of Stockholders to be held calendar year 2015 is changed by more than 30 days from the date of the Annual Meeting of Stockholders to be held in calendar year 2015.

How can I obtain a copy of the 2013 Annual Report on Form 10-K?

The Company’s 2013 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at www.shareholdervote.info. The Form 10-K is also available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns shares on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2013 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2013 Annual Report on Form 10-K should be mailed to:

Texas Rare Earth Resources Corp. 539 El Paso Avenue Sierra Blanca, Texas 79851 Attention: Jamie May

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to consist of one or more directors, the number of directors to be determined from time to time by resolution of the stockholders or by resolution of the Board.  The current Board is composed of eight directors. However, one director has determined not to stand for re-election at the Annual Meeting and the Board has not nominated anyone to fill the vacant seat on the Board.  Therefore, the Board will be composed of seven directors following the Annual Meeting.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board has nominated the following seven directors for election at the 2014 Annual Meeting, all of whom are currently directors, to hold office until the 2015 Annual Meeting:

•	Daniel E Gorski

•	Anthony Marchese

•	Cecil C. Wall

•	Nicholas Pingitore

•	Laura Lynch

•	Jack Lifton

•	James R. Wolfe

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the empty Board seat after the Annual Meeting may be filled by appointment by the Board.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR each of the nominees.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of ALL nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors and executive officers.  The term for each director expires at our next Annual Meeting or until his or her successor is appointed and qualified.  The ages of the directors and officers are shown as of December 21, 2013.

Directors and Executive Officers

Name	Age	Current Office with Company	Positions Held Since

Daniel E. Gorski	75	Director Chief Executive Officer	January 2007 August 2012
G W McDonald	78	Chief Financial Officer	January 2013
Anthony Marchese	57	Director	December 2009
Cecil Wall	82	Director	August 2012
Philip Goodell(1)	70	Director	August 2012
Nicholas Pingitore	69	Director	August 2012
Laura Lynch	55	Director Vice President External Affairs	June 2013 June 2013
Jack Lifton	73	Director	October 2013
James Wolfe	77	Director	August 2012

(1)           Will not stand for re-election.

Directors

Daniel E. Gorski -  Mr. Gorski has served as a director of the Company since January 2006 and as the Company’s chief executive officer since August 2012.  Prior thereto, Mr. Gorski served as the Company’s president and chief executive officer from January 2007 to May 2011 and chief operating officer from May 2011 to December 2011.  From July 2004 to January 2006, Mr. Gorski was the co-founder and vice president of operations for High Plains Uranium Inc., a uranium exploration and development company that went public on the Toronto Stock Exchange in December 2005.  Between June 1996 to May 2004, Mr. Gorski served as an officer and director of Metalline Mining Co., a publicly traded mining and development company with holdings in the Sierra Mojada Mining District, Coahuila, Mexico.  From January 1992 to June 1996, Mr. Gorski was the exploration geologist under contract to USMX Inc. and worked exclusively in Latin America.  Mr. Gorski earned a BS in 1960 from Sul Ross State College, in Alpine, Texas and an MA in 1970 from the University of Texas in Austin, Texas.  Mr. Gorski has over forty-three years of experience in the mining industry.

Mr. Gorski’s extensive technical knowledge and experience in the mining industry combined with his historical relationship with the Company’s principal property, the Round Top project, permits Mr. Gorski to provide the Board with valuable insight to the exploration and development of the Round Top project. Accordingly, the Board believes that Mr. Gorski should serve on the Board

Anthony Marchese -   Mr. Marchese has served as a director since December 2009.  Since May 2012, Mr. Marchese is the managing director of capital markets at Tri Point Global Equities.  Mr. Marchese had served as a Senior Vice-President with Axiom Capital Management, Inc., a New York City based FINRA member broker/dealer.  Mr. Marchese also serves as the general partner and chief investment officer of the Insiders Trend Fund, LP, an investment partnership whose mandate is to invest in those public companies whose officers and/or directors have been active acquirers of their own stock.  Mr. Marchese’s prior experience includes Monarch Capital Group, LLC (President and Chief Operating Officer – 2003 to 2011), Laidlaw Equities (senior vice president - April 1997 to March 2002), Southcoast Capital (senior vice president – May 1988 to April 1997), Oppenheimer & Co (limited partner – September 1982 to May 1988), Prudential-Bache (vice president – July 1981 to August 1982) and the General Motors Corporation (analyst – June 1980 to June 1981).  Mr. Marchese served in the military with the Army Security Agency and the U.S. Army Intelligence and Security Command.  Mr. Marchese received an MBA in Finance from the University of Chicago.

Mr. Marchese provides the Board with exceptional leadership and management knowledge, having gained extensive management and corporate finance experience during the course of his career. Mr. Marchese’s specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Marchese should serve as a member of the Board of Directors

Cecil C. Wall - Cecil C. Wall was born in Duchene County, Utah in 1931. Mr. Wall attended Carbon County College and Utah State University. In 1969, he acquired control of a publicly traded company, Altex Oil Co. (formerly known as Mountain Valley Uranium), listed on the American Stock Exchange. Under Mr. Wall’s leadership, Altex established a 20,000 acre position in what became the Greater Altamont Field at Altamont, Utah. Mr. Wall sold his interest in Altex in 1985. Mr. Wall was also part of the founding group for the 2007 reorganization of Standard Silver Corp. which became TRER. He sat on the TRER board of directors and served as the Secretary and Treasurer from January 2004 to April 2012. He is currently the manager for C-Wall Investment

Company, LLC, a Utah Limited Liability Company. In addition, he is the president of several family-owned private companies, and he brings wide business experience and close relations with many of the original shareholders.

Because Mr. Wall served as TRER Secretary and Treasurer during the past three years, he would not be considered an independent board member in accordance with Part 8, Section 803A, of the NYSE MKT Company Guide on board independence if elected a member of the board pursuant to this Consent Solicitation.

Mr. Wall’s past experience with the Company as its Secretary and Treasurer and his past experience with public companies serve the Board at this time by providing needed guidance on public company matters and insight into the Company’s historical operations . Mr. Wall’s specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Wall should serve as a member of the Board of Directors

Dr. Philip Goodell - Dr. Philip C. Goodell was born in El Paso, Texas in 1943. Dr. Goodell holds a BS in solid state physics (Yale 1964), a MS in Geology (Harvard 1966) and a PhD in Geology (Harvard 1970). He is currently an associate Professor of Geology at The University of Texas at El Paso and has been in residence there since 1975. He has successfully sponsored 26 MS and 19 PhD candidates. In addition to his academic accomplishments, Dr. Goodell has wide experience in the mining industry and has consulted for St. Joe Minerals, Exxon Minerals, Chevron Minerals Corporation, Cameco Corp., MAG Silver Corp., and Energy Metals, Inc., among others. One of the theses sponsored by Dr Goodell, authored by W. M. Shannon, contained much of the basic research on the Round Top area that initially stimulated interest in the rare metals found there.

Mr. Goodell has determined not to stand for re-election at the Annual Meeting.

Dr. Nicholas Pingitore - Dr. Nicholas Pingitore was born in New York City in 1944. Dr. Pingitore holds an AB degree from Columbia College (NYC, 1965) and a Masters (ScM) and PhD from Brown University (Providence RI, 1968 & 1973) in Geology. Since 1977, he has held a full-time faculty appointment at UTEP. In addition to being a Texas Licensed Geoscientist, Dr. Pingitore is a member of the American Chemical Society, Geochemical Society, American Association for the Advancement of Science, American Geophysical Union, Materials Research Society, Mineralogical Society of America, Society for American Archaeology, Society for Commercial Archaeology, American Rock Art Research Association, International Society for Reef Studies, Society of Economic Paleontologists and Mineralogists, and Society of the Sigma Xi. He has served for 25 years as Director of UTEP’s Electron Microprobe Laboratory, and he expects to use this instrument to study the Round Top minerals. The 2,500-foot-square geochemical laboratory that Dr. Pingitore also anticipates using to conduct research sponsored by TRER includes three x-ray fluorescence units, a high resolution inductively coupled plasma mass spectrometer, various optical microscopes, and sample preparation facilities. Since 2000, he has been project director of approximately $7,000,000 in research funding, and a co-investigator on another $10,000,000 in grants. He has established a record for successfully managing and completing large institutional projects on time and on budget. Dr. Pingitore considers Round Top to be a national treasure. He is ready to bring his wide geologic and chemical experience, his project skills, and his insight from decades of investment in the extractive industries, to help unlock the riches of this deposit.

Mr. Pingitore’s extensive experience and education in geology bring valuable expertise to the Board in relation to the Board’s oversight of the Company’s exploration and potential development activities at its Round Top project.  Further, Mr Pingitore's knowledge of the Round Top rock gained from his research under the UTEP-TRER research contract gives him important insight into planned development of the project.  Mr. Pingitore’s specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Pingitore should serve as a member of the Board of Directors.

Laura Lynch - Ms. Lynch is a graduate of the University of Texas at Austin. Ms. Lynch is currently a Partner at the CL Ranch, a ranching/farming/mining operation in Hudspeth County. CL ranch is active in the mining and distribution of gypsum. Ms. Lynch has deep ties to the El Paso, Ft. Worth and Austin business communities and currently works as the Vice President of External Affairs to the Company pursuant to a consulting agreement in which Ms. Lynch assists the Company in community relations and land acquisition.

Ms. Lynch’s business community ties in Ft. Worth and Austin and her deep connections throughout Texas provide valuable insight to the Board in relation to the Board’s oversight of the Company’s Texas operations and provides valuable resources for the Board’s role in guiding project development and financing.  Ms. Lynch’s specific experience, qualifications, attributes and skills described above led the Board to conclude that Ms. Lynch should serve as a member of the Board of Directors.

Jack Lifton  - Mr. Lifton is currently a business operations consultant operating as Jack Lifton, LLC.  Mr. Lifton is a noted consultant, author and lecturer on the market fundamentals of nonferrous strategic metals. Mr. Lifton has more than 45 years of experience in the global OEM automotive, heavy equipment, electrical and electronic, mining, smelting, and refining industries. Mr. Lifton’s background includes the sourcing, manufacturing and sales of platinum group metal products, rare earths compounds and ceramic specialties used to make catalytic converters, oxygen sensors, batteries and fuel cells. Mr. Lifton is a Founding Principal of Technology Metals Research LLC and a Senior Fellow of the Institute for the Analysis of Global Security. Mr. Lifton was educated as a physical chemist, specializing in high-temperature metallurgy.

Mr. Lifton’s extensive knowledge of market fundamentals of nonferrous strategic metals is valuable to the Board in assisting the Board with its role in guiding the Company’s market focus and developing key relationships in the REE market space. Mr. Lifton’s specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Lifton should serve as a member of the Board of Directors.

Dr. James R. Wolfe - Dr. Wolfe and the firm he co-founded in 1995, Pacific Materials Resources, Inc. (“PMR”), were among the pioneers of the China-U.S. rare earth industry and trade. As Vice President of PMR from 1995 to 2010, Dr. Wolfe interfaced between the major rare earth producers in China and a broad spectrum of rare earth consumers in the U.S. Prior to founding PMR, from 1992 to 1995, Dr. Wolfe was President of MPV Lanthanides, Inc., a rare earth joint venture between China Metallurgical Import/Export of Inner Mongolia and U.S. interests. From 1979 to 1995, Dr. Wolfe’s professional interests centered on resource recovery from industrial and mining wastes. He served as a consultant to the steel industry, co-founded Exmet Corporation (zinc from smelter dust) and served as Executive Vice President of Williams Strategic Metals, Inc. and its predecessor, Nedlog Technology Group, Inc. Dr. Wolfe developed and implemented projects for the recovery of cobalt from slags, indium from smelter dusts, and rare earths from mine tailings. In 1970, while he was employed by the Lawrence Livermore Laboratory, Dr. Wolfe invented and patented a plasma method for producing ultra-fine refractory metal carbides. He co-founded Cal-Met Industries, Inc. in 1973 to commercialize the plasma technology. Cal-Met was bought by Fansteel Corporation in 1975. Dr. Wolfe was employed by Fansteel from 1975 to 1979 to implement the plasma technology for the manufacture of drill bits and cutting tools. Dr. Wolfe was employed by the AVCO Corporation as a space research scientist from 1965 to 1968, while working for his doctorate. Dr. Wolfe received his BS and MS in Metallurgical Engineering from the University of Washington and his PhD from the University of Missouri-Rolla in 1968. He is currently the Secretary and Trustee of The Biella Foundation.

Mr. Wolf’s experience and knowledge in the rare earth sector and his education metallurigcal engineering are valuable to the Board as it assesses its potential mine development plan at its exploration stage Round Top project.  Mr. Wolf’s specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Wolf should serve as a member of the Board of Directors

Non-Director Executive Officers

G.W. “Mike” McDonald – Mr. McDonald received a BS in geology from Sul Ross State College in 1959. He has over 40 years of experience in all phases of oil and gas exploration, development, and production. Mr. McDonald worked for Shell Oil Company in their East Texas, Rocky Mountain and West Coast Divisions from 1960 until 1975. Mr. McDonald handled public relations and governmental affairs for Shell. He was also responsible for Shell’s field operations, including pipeline rights-of-way, well locations, Indian affairs, lease and production purchases. From 1975 until 1980, Mr. McDonald worked for Exxon Corporation in their East Texas Division where, among other duties, he negotiated lease and production purchases. In 1980, Mr. McDonald founded Roseland Oil & Gas Inc., a publicly traded oil and gas exploration and production company, with operations in Texas, Wyoming, Utah and Washington. In 1987, Mr. McDonald sold his interest in Roseland and since has been engaged in exploration and production of oil and gas for his own account and through joint ventures. In addition to Mr. McDonald’s oil and gas business, in 1991, he was President of Ferex Corporation, a publicly traded company, engaged in the business of recycling scrap metals, both ferrous and non-ferrous.  Mr. McDonald previously served as the Chief Financial Officer and Vice President of the TRER from January 2004 to December 1, 2010, and on the board of directors from January 2004 to March 2011.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

Except as listed below, no directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Anthony Marchese                   GelTech Solutions, Inc. (8/12/2010 – 9/28/2011)

Legal Proceedings

No director or officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.  During the past ten years, no director or executive officer of the Company has:

(a)
filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)
been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)
been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)
been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)
been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

Board of Directors Structure

The Company’s current bylaws require the Board to consist of one or more directors, the number of directors to be determined from time to time by resolution of the stockholders or by resolution of the Board.  The current Board is composed of eight directors.

Director Independence

The Company has eight directors as of December 21, 2013, including six independent directors, as follows:

–	Anthony Marchese

–	Cecil Wall

–	Jack Lifton

–	Philip Goodell

–	Nicholas Pingitore

–	James R Wolfe

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under Section 803A of the NYSE MKT Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the fiscal year ending August 31, 2013, the Board held ten (10) meetings of the Board.  None of the incumbent Directors attended fewer than 75% of the board meetings which occurred during their tenure on the Board.

Board members are not required to attend the Annual Meeting.

Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at 539 El Paso Avenue, Sierra Blanca, Texas 79851. The Company’s Secretary will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

The Board has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of the Company’s board committees and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

The Company has a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the NYSE MKT. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of three (3) directors all of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A the NYSE MKT Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE MKT Company Guide): Anthony Marchese (Chairman), Cecil Wall and Nicholas Pingitore.  Mr. Marchese is a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE MKT Company Guide.

The Audit Committee is responsible for the oversight of the Company’s accounting and financial reporting processes.  This includes the selection and engagement of the Company's independent registered public accounting firm and review of the scope of the annual audit, audit fees and results of the audit.

The Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. The Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

The Audit Committee monitors the Company’s audit and the preparation of financial statements and all financial disclosure contained in the Company’s SEC filings. The Audit Committee appoints the Company’s external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. The Audit Committee has the authority to terminate the Company’s external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended August 31, 2013, the Audit Committee met once. A copy of the Audit Committee charter is available on the Company’s website at www.trer.com.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  The Committee has three (3) members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the audited annual financial statements for the year ended August 31, 2013, the Committee reviewed the audited annual financial statements for the year ended August 31, 2013, which appear in the 2013 Annual Report to Stockholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended August 31, 2013. The Committee and the Board have also recommended the selection of LBB & Associates Ltd., LLP as independent auditors for the Company for the fiscal year ending August 31, 2014.

Submitted by the Audit Committee Members

–	Anthony Marchese (Chairman)

–	Nicholas Pingitore

–	Cecil Wall

Compensation Committee

The Company has a Compensation Committee comprised of three (3) directors, each of whom, in the opinion of the Board, are independent (under Section 803A of the NYSE MKT Company Guide): Cecil Wall (Chairman), James Wolfe and Anthony Marchese.

The Compensation Committee charter that complies with the requirements of the NYSE MKT.  The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which the Company operates. The Company’s Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, the Compensation Committee does consult with the Company’s Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, the Company’s Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options.  The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  Our Compensation Committee and management did not engage the services of an external compensation consultant during fiscal year 2013.

During the fiscal year ended August 31, 2013, the Compensation Committee met once. A copy of the Compensation Committee charter is available on the Company’s website at www.trer.com.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee or Board interlocks among the members of the Company’s Board.

Corporate Governance and Nominating Committee

General

The Company has a Corporate Governance and Nominating Committee composed of 3 directors, each of whom, in the opinion of the Board are independent (under Section 803A of the NYSE MKT Company Guide): Phillip Goodell (Chairman), James Wolfe and Nicholas Pingitore. We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE MKT.

The Company’s Corporate Governance and Nominating Committee are responsible for developing the Company’s approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not adopted a formal policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate.  Instead the Committee considers a multitude of qualifications and characteristics, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.

During the fiscal year ended August 31, 2013, the Corporate Governance and Nominating Committee did not meet. A copy of the Corporate Governance and Nominating Committee charter is available on the Company’s website at www.trer.com.

Board Diversity

The Company does not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

Recommendations to the Board

The Committee will consider recommendations for director nominees made by stockholders and others if these individuals meet the criteria for consideration. For consideration by the Committee, the nominating stockholder or other person must provide the Corporate Secretary at the Company’s principal offices with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets the Company’s director nomination criteria. If a candidate proposed by a stockholder meets the criteria, the individual will be considered on the same basis as other candidates.

No stockholder or stockholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board at this Annual Meeting. All of the nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by the Company’s current Board.

Board Leadership Structure

The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s stockholder base, the Company’s peer group and other relevant factors.  Considering these factors the Board has determined to have a separate Chief Executive Officer and Chairman of the Board.  The Chairman of the Board is a non-executive position.  The Board has determined that this structure is currently the most appropriate Board leadership structure for the Company.  The Board noted the following factors in reaching its determination:

–	The Board acts efficiently and effectively under its current structure.

–
A structure of a separate Chief Executive Officer and non-executive Chairman of the Board puts the Company in the best position efficiently handle major issues facing the Company on a day-to-day and long-term basis, and still ensure that the Board is in the best position to have an independent director identify key risks and developments facing the Company and have those risks and developments brought promptly to the Board’s attention.

–	This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.

–	Companies within the Company’s peer group utilize similar Board structures.

The Company’s non-executive Chairman of the Board acts as a lead independent director.  Given the size of the Board, the Board believes that having a non-executive Chairman of the Board combined with the presence of four other independent directors out of the seven directors on the Board and independent directors sitting on all of the Board’s committees is sufficient independent oversight of the Chief Executive Officer.  The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director outside of the non-executive Chairman of the Board would add significant benefits to the Board’s oversight role.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Anthony Marchese, Nicolas Pingitore and Cecil Wall, each an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

Additionally, the Company’s Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board.  The Compensation Committee reviews the risks related to the Company’s various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, the Board does not believe that any areas of the Company have incentive to take excessive risks that would likely have a material adverse effect on the Company’s operations.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the years stated for those persons who were, at August 31, 2013 named executive officers.  “Named Executive Officer” means: (a) each Chief Executive Officer, (b) each Chief Financial Officer, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed financial year; and (d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that financial year.

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary (US$) (c)	Option Awards (US$)(1) (f)	All Other Compensation (US$) (i)	Total compensation (US$) (j)
Daniel Gorski Chief Executive Officer and Former Chief Operating Officer	2013 2012	$120,000 $45,834	$0 $0	$0 $66,500	$120,000 $112,234
G.W. Mike McDonald Chief Financial Officer	2013	$0	$0	$20,000	$20,000
Wm. Chris Mathers Former Chief Financial Officer	2013 2012	$53,333 $125,000	$0 $0	$240,000 $0	$293,333 $125,000

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended August 31, 2013, the Board and the Company’s Compensation Committee, was responsible for establishing a compensation policy and administering the compensation programs of the Company’s executive officers.

Salary

The amount of compensation paid by the Company to each of the Company’s officers and the terms of those persons’ employment is determined by the Compensation Committee. The Compensation Committee evaluates past performance and considers future incentive and retention in considering the appropriate compensation for the Company’s officers.  The Company believes that the compensation paid to the Company’s directors and officers is fair to the Company.

Stock Incentive Awards

The Compensation Committee believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

In this regard, during the fiscal year ended August 31, 2013, Compensation Committee and the Board did not authorize the issuance of stock option awards to named executive officers.

Executive Compensation Agreements

Agreement with Mr. Gorski

In May 2011, the Company entered into an at will employment arrangement with Dan Gorski, the Company’s chief operating officer, pursuant to which he will be paid an annual salary of $110,000. On December 31, 2011, Mr. Gorski resigned as the Company’s chief operating officer.

On August 16, 2012, the Company agreed to pay Mr. Daniel Gorski, in the amount of $120,000 annually in connection with his appointment as Chief Executive Officer of the Company.  The Company and Mr. Gorski have not entered into a formal written employment agreement in relation to Mr. Gorski’s compensation and employment terms as Chief Executive Officer.

Agreement with Mr. McDonald

On June 5, 2013, the Company entered into a consulting agreement, effective May 1, 2013, with G.W. “Mike” McDonald. The consulting agreement provides for a monthly retainer in the amount of $2,000.  In addition to the retainer, the Company agreed to reimburse Mr. McDonald for reasonable expenses incurred by Mr. McDonald in performance of his duties under the consulting agreement   The consulting agreement is for an initial term of one year but may be extended by written agreement of the Registrant and Mr. McDonald.

Agreement with Mr. Mathers

In May 2011, the Company entered into a three-year employment agreement with Wm Chris Mathers, pursuant to which Mr. Mathers will serve as chief financial officer of the Company.  Pursuant to the agreement, Mr. Mathers be paid a base salary of $100,000 per year, and will be eligible to receive bonuses at the discretion of the Board in an amount not to exceed 50% of Mr. Mathers’ base salary.  The agreement also entitles Mr. Mathers the right to participate in the Company’s benefit plans.  Pursuant to the agreement, the Company granted to Mr. Mathers a 5-year option to purchase 400,000 shares of the Company’s common stock at an exercise price of $2.50 per share.  Should Mr. Mathers be terminated without cause or should he resign for good reason, the agreement provides for a severance payment equal to the greater of (i) one year of base compensation and (ii) remaining base compensation owed to Mr. Mathers during the term of the agreement.  The agreement contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.

On September 26, 2012, the Company and Mr. Wm. Christopher Mathers entered into a supplemental agreement (the “Supplemental Agreement”) to Mr. Mathers’ February 15, 2011 Employment Agreement (the “Employment Agreement”), pursuant to which the Company and Mr. Mathers agreed upon the terms and conditions of Mr. Mather’s expected departure from the Company at the end of the calendar year 2012.  Pursuant to the material terms of the Supplemental Agreement, Mr. Mathers  remained employed as the Company’s Chief Financial Officer.  The Employment Agreement remained in full force and effect and unamended and Mr. Mathers continued to perform his services to the Company in accordance with the standards set forth in the Employment Agreement through December 31, 2012.  During the transition period, Mr. Mathers used his reasonable best efforts to (i) create a smooth transition to any successor Chief Financial Officer, (ii) sublet the Company’s Colorado office space and (iii) perform such other duties as may arise pursuant to the terms of the Employment Agreement, including handling certain specific filings of the Company.  On January 1, 2013 Mr. Mathers was paid a cash severance amount under the terms thereof of $240,000.

Outstanding Equity Awards At Fiscal Year-End

At the end of the fiscal year ended August 31, 2013, none of the Company’s named executive officers held any stock options or stock awards or appreciation rights.

Nonqualified Deferred Compensation

The Company does not offer nonqualified deferred compensation to any of its named executive officers.

Potential Payments upon Termination or Change-in-Control.

As discussed above, Mr. Mathers received severance upon termination.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our directors during the fiscal year ended August 31, 2013.  Compensation to directors that are also named executive officers is detailed above and is not included on this table.

Name	Fees Paid or Earned in Cash ($)	Option Awards ($)	Total ($)
(a)	(b)	(d)	(h)
Anthony Marchese	$12,060	$151,000	$163,060
Cecil Wall	$10,905	$0	$10,905
Nicholas Pingitore	$9,575	$142,387	$151,962
James Wolfe	$10,825	$142,387	$153,212
Philip Goodell	$9,905	$0	$9,905
Laura Lynch	$1,833	$26,982	$28,815
John Tumazos(1)	$8,917	$0	$8,917

(1)	Resigned from Board effective May 27, 2013.

Compensation of Directors

The Company has agreed to pay its directors $10,000 annually, $1,000 for in person board meetings, $500 for telephonic board meetings and $500 for committee meetings (both in person and telephonic).  Independent directors will be offered the option to elect to receive any cash compensation as restricted stock at a 20% discount to the closing price on the date of grant.  Each of our directors are reimbursed reasonable out of pocket expenses associated with attending our board meetings.

In June 2013, we issued to Anthony Marchese five year options to purchase up to 250,000 and 225,000 shares of common stock at an exercise price of $0.50 and $1.00, respectively.

In June 2013, we issued to James Wolfe five year options to purchase up to 250,000 and 225,000 shares of common stock at an exercise price of $0.50 and $1.00, respectively.

In June 2013, we issued to Nick Pingitore five year options to purchase up to 250,000 and 225,000 shares of common stock at an exercise price of $0.50 and $1.00, respectively.

In connection with the appointment of Ms. Lynch in June 2013, the Company and Ms.  Lynch entered into a director’s agreement pursuant to which the Company granted to Ms. Lynch an option to purchase 100,000 shares of common stock as compensation for services to be provided by Ms. Lynch as an independent director, exercisable at $0.50 per share.

On December 19, 2012, the Board re-priced Mr. Cecil Wall’s five year options to purchase up to 90,000 shares at a price of  $4.70 and Mr. Anthony Marchese’s five year options to purchase up to 100,000 shares of common stock at an exercise price of $1.51, 45,000 shares of common stock at an exercise price of $2.60, five year option to purchase up to 175,000 shares of common stock at an exercise price of $4.15, and five year option to purchase up to 150,000 shares of common stock at an exercise price of $2.50 per share, such that all such options are now exercisable at a price of $1.00 per share.  The other terms and conditions of these options remain the same.

On December 12, 2012, the Board authorized, on recommendation of the Compensation Committee, that all of the Company’s issued and outstanding stock options, issued to directors of the Company be exercisable on a cashless basis by permitting the Company to withhold shares of common stock with a fair market value equal to the exercise price as determined on the date of exercise.

On May 27, 2013, Mr. John Tumazos resigned as a director and non-executive chairman of our Board. Mr. Tumazos resigned from the board to dedicate more of his time to his own business and personal pursuits.  As part of Mr. Tumazos resignation, 675,000 options to purchase shares of our common stock at an exercise price of $1.00 and 750,000 options to purchase shares of our common stock at an exercise price of $0.50 were cancelled.  The remaining five year options to purchase up to 250,000 and 225,000 shares of common stock at an exercise price of $0.50 and $1.00, respectively, will expire on December 31, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended August 31, 2013 we had no reportable transactions with related parties, including named security holders.

Except as indicated herein, no officer, director, promoter, or affiliate of the Company has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Policy for Review of Related Party Transactions

The Company has a policy for the review of transactions with related persons as set forth in the Company’s Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which the Company is a participant and in which any of the Company's directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company's proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds.  All related party transactions must be reported for review by the Audit Committee pursuant to the Audit Committee’s charter and the rules of the NYSE MKT.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of December 21, 2013, regarding the ownership of the Company’s common stock by: (i) each named officer, each director and all of the Company’s directors and executive officers as a group; and (ii) each person who is known by us to own more than 5% of the Company’s shares of common stock.  The number of shares beneficially owned and the percentage of shares beneficially owned are based on 37,036,916 shares of common stock outstanding as of December 21, 2013.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following December 21, 2013 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent Of Class Beneficially Owned
G.W. McDonald	5,066,750	13.7%
Daniel E. Gorski	4,860,000(1)	13.1%
Anthony Marchese	1,860,000(2)	4.9%
Cecil Wall	849,923(3)	2.3%
Nicholas Pingitore	893,940(4)	2.4%
James Wolfe	635,000(5)	1.7%
Philip Goodell	1,221,908(6)	3.3%
Laura Lynch	162,000(7)	*
Jack Lifton	160,000(8)	*
All directors and executive officers as a group (9 persons)	15,709,521	38.9%

Libra Fund LP 777 Third Avenue, 27th Floor New York, NY 10017	3,651,345 (9)	9.99%
RLR Services Partnership	2,515,537(10)	6.8%
John C Tumazos	2,513,597(11)	6.8%
Highline Capital Management, LLC(12) One Rockefeller Center, 30th Floor, New York, NY 10020	3,689,369(13)	9.7%
* Less than 1%.

(1)	Represents 4,800,000 shares of common stock and 60,000 shares of common stock acquirable upon exercise of a 10 year option at an exercise price of $0.50 per share.

(2)
Represents (i) the following securities registered in the name of Mr. Marchese (a) 362,500 shares of common stock, (b) a
3.5 year option to purchase up to 45,000 shares of common stock at an exercise price of $1.00 per share, (c) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.00 per share (d) a five year option to purchase up to 150,000 shares of common stock at an exercise price of $1.00 (e) a five year option to purchase up to 175,000 shares of common stock at an exercise price of $1.00, (f) a five year option to purchase up to 250,000 shares of common stock at an exercise price of $0.50, (g) a five year option to purchase up to 225,000 shares of common stock at an exercise price of $1.00 and (h) a ten year option to purchase up to 240,000 shares of common stock at an exercise price of $0.50; and (ii) the following securities registered in the name of the Insiders Trend Fund, LP., an entity in which Mr. Marchese serves as general partner and chief investment officer: 312,500 shares of common stock.

(3)
Consists of (i) 599,923 shares of common stock, (ii) a five year option to purchase up to 90,000 shares of common stock at an exercise price of $1.00; (iii) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.00; and (iv) a ten year option to purchase up to 60,000 shares of common stock at an exercise price of $0.50.

(4)
Consists of (i) 158,940 shares of common stock; (ii) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.00, (iii) a five year option to purchase up to 250,000 shares of common stock at an exercise price of $0.50, (iv) a five year option to purchase up to 225,000 shares of common stock at an exercise price of $1.00; and (v) a ten year option to purchase up to 160,000 shares of common stock at an exercise price of $0.50.

(5)
Consists of (i) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.00, (ii) a five year option to purchase up to 250,000 shares of common stock at an exercise price of $0.50, (iii) a five year option to purchase up to 225,000 shares of common stock at an exercise price of $1.00; and (iv) a ten year option to purchase up to 60,000 shares of common stock at an exercise price of $0.50.

(6)
Consists of (i) 1,061,908 shares of common stock, (ii) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.00 and (iii) a ten year option to purchase up to 60,000 shares of common stock at an exercise price of $0.50.

(7)
Consists of 2,000 shares of common stock and (i) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $0.50 and (ii) a ten year option to purchase up to 60,000 shares of common stock at an exercise price of $0.50.

(8)
Consists of (i) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $0.50 and (ii) a ten year option to purchase up to 60,000 shares of common stock at an exercise price of $0.50.

(9)
Represents 890,433 shares of common stock.  The warrants issued to the Fund in connection with the January 2011 Private Placement include a provision whereby the Funds may only exercise the warrants to the extent such exercise does result in the Fund owning in excess of 9.99% of the shares of Company common stock issued and outstanding.  As a result, of the 3,560,000 shares of common stock underlying the five-year warrants exercisable at $2.50 per share only 2,776,655 have been included for purposes of determining beneficial ownership.

(10)	Anthony Kamin shares voting and investment control over the shares held by RLR Services Partnership with a family member.

(11)	Includes 1,889,597 shares of common stock, 149,000 shares of common stock underlying warrants and 475,000 Shares underlying options that are currently exercisable.

(12)
Highline Capital Management, LLC (“Highline Management”) serves as investment advisor for Highline Capital Partners QP LP, Highline Capital Partners, LP, Highline A Masterfund, LLC and Highline Master, LP and may be deemed to have beneficial ownership over the securities held by each of these entities. Jacob W. Doft is the managing member of Highline Management, and as the sole managing member has voting and investment control over securities held by Highline Management.

(13)	Represents (i) 2,500,000 shares of common stock and (ii) 1,189,369 shares of common stock underlying a five year warrant exercisable at $2.50 per share.

It is believed by the Company that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

The Company is not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

  OTHER GOVERNANCE MATTERS

Code of Business and Ethical Conduct

The Company has adopted a corporate Code of Business and Ethical Conduct administered by its President and Chief Executive Officer, Daniel Gorski. The Company believes its Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. The Company’s Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

–	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

–	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

–	Compliance with applicable governmental laws, rules and regulations; and

–	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

–	Accountability for adherence to the code.

The Company’s Code of Business and Ethical Conduct is available on its web site at www.trer.com.  A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to the Company at its executive offices: 539 El Paso Avenue, Sierra Blanca, Texas 79851.  We intend to disclose any waiver from a provision of the Code of Business and Ethical Conduct that applies to any of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of the Company’s Code of Business and Ethical Conduct on the Company’s website. No waivers were granted from the requirements of the Code of Business and Ethical Conduct during the year ended August 31, 2013, or during the subsequent period to the date of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that during fiscal year ended August 31, 2013, except as set forth below, the filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

NAME & NATURE OF AFFILIATION	LATE REPORTS (TRANSACTIONS)	REPORTS NOT FILED
Anthony Marchese, Director	1 Late Form 4 (4 transactions)	--
Cecil Wall, Director	2 Late Form 4s (2 transactions)	--
Nicholas Pingitore, Director	1 Late Form 4 (1 transaction)	--
Philip Goodell, Director	13 Late Form 4s (22 transactions)	Form 5, 10 Form 4s (13 transactions)
Laura Lynch, Director	1 Late Form 3, 1 Late Form 4 (1 transaction)	--
Daniel Gorski, Director and CEO	Late Form 3	--
James Wolfe	--	--
John Tumazos, Former Director	3 Late Form 4s (3 transactions)	Form 5*
G.W. McDonald, CFO	--	--
Libra Advisors LLC, 10% Holder	--	Form 5*
Highline Capital Management, LLC. 10% Holder	--	Form 5*
* - A Form 5 is indicated as not being filed solely because the Company did not receive a written representation from such stockholder that no Form 5 was required to be filed pursuant to section (b) of Item 405 of Regulation S-K. The Company does not have any information indicating that a Form 5 was actually required to be filed by the stockholder.

EQUITY COMPENSATION PLANS

In September 2008, the board of directors adopted our 2008 Stock Option Plan (the “2008 Plan”), which was also approved by our shareholders in September 2008.  In May 2011, the board of directors adopted an amendment to our 2008 Plan (the “Amended 2008

Plan”), which was also approved by our shareholders in August 2011. The Amended 2008 Plan increased the number of shares available for grant from 2,000,000 to up to 5,000,000 shares of our common stock for awards to our officers, directors, employees and consultants.  On February 15, 2012, the Company’s stockholders approved an increase of 2,000,000 shares of common stock available for issuance under the amended 2008 Stock Option Plan (the “Plan”).  As amended, the Plan provides for 7,000,000 shares of common stock for all awards.  Other provisions of the Amended 2008 Plan remain the same as under our 2008 Plan.  As of August 31, 2013, a total of 3,125,000 shares of our common stock remained available for future grants under the Amended 2008 Plan.  The following table sets forth certain information as of August 31, 2013 concerning our common stock that may be issued upon the exercise of options or warrants or pursuant to purchases of stock under the Amended 2008 Plan:

The following table sets forth certain information as of August 31, 2013 concerning common stock that may be issued upon the exercise of options or warrants or pursuant to purchases of stock under the Amended 2008 Plan:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options and Warrants	(b) Weighted-Average Exercise Price of Outstanding Options and Warrants	(c) Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	3,875,000	$1.14	3,125,000
Equity compensation plans not approved by stockholders	--	N/A	--

Total	3,875,000	$1.14	3,125,000

PROPOSAL 2 — RATIFICATION OF

THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected LBB & Associates Ltd., LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending August 31, 2014.

This proposal seeks stockholder ratification of the appointment of LBB & Associates Ltd., LLP.

Will a representative of LBB & Associates Ltd., LLP be present at the Annual Meeting?

The Company does not expect that a representative of LBB & Associates Ltd., LLP will be present at the Annual Meeting.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

LBB & Associates Ltd., LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended August 31, 2013.

The Company’s financial statements have been audited by LBB & Associates Ltd., LLP, independent registered public accounting firm, for the years ended August 31, 2012 and 2013.

The following table sets forth information regarding the amount billed to us by our independent auditor, LBB & Associates Ltd., LLP for our two fiscal years ended August 31, 2012 and 2011, respectively:

	Years Ended August 31,
	2013	2012
Audit Fees	$55,305	$74,445
Audit Related Fees	$0.00	$0.00
Tax Fees	$0.00	$0.00
All Other Fees	$0.00	$0.00
Total	$55,305	$74,445

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2012 were pre-approved by the Audit Committee. The Audit Committee reviews with LBB & Associates Ltd., LLP whether the non-audit services to be provided are compatible with maintaining the auditor's independence.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

APPENDICES

A.           Form Proxy Card

By Order of the Board of Directors,

/s/ Jason Brenkert

Jason Brenkert
Corporate Secretary
Texas Rare Earth Resources Corp.

January 9, 2014

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

Using a black ink pen, mark your votes with an X as shown in this example: ☒  Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

 A     Proposals

The Board of Directors Recommends	The Board of Directors Recommends
a Vote “FOR ALL NOMINEES” in Item 1.	a Vote “FOR” Item 2.

Item 1. ELECTION OF DIRECTORS.	Item 2.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*
NOMINEES
  ☐ Daniel E. Gorski
  ☐ Anthony Marchese
  ☐ Cecil C. Wall
  ☐ Dr. Nicolas Pingitore
  ☐ Dr. James R. Wolfe
  ☐ Laura Lynch
  ☐ Jack Lifton

Vote FOR an individual nominee by
filling in the appropriate box above.
	Item 2. Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR ☐	AGAINST ☐	ABSTAIN ☐
INSTRUCTION:  By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee.  However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).
______________________________________________
To change the address on your account, please check this box  and indicate your new address in the space below.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
______________________________________________

______________________________________________

______________________________________________

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.  However, because an affirmative vote of a majority of the Company’s issued and outstanding voting securities is required for ratification of Item 2  an ABSTENTION will have the same effect as a vote
AGAINST the proposal.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and
FOR Item 2 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING:  ☐

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Proxy — TEXAS RARE EARTH RESOURCES CORP.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, FEBRUARY 19, 2014

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Daniel E. Gorski and Anthony Marchese and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Texas Rare Earth Resources Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Company to be held Wednesday, February 19, 2014, at the Dallas Omni Hotel – Room 209, 1590 Lyndon B. Johnson Freeway, Dallas, Texas, at 10:00 a.m. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated January 9, 2014.

All other proxies heretofore given by the undersigned to vote shares of stock of Texas Rare Earth Resources Corp. which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Central Time, on February 19, 2014.

Vote by Internet
●   Log on to the Internet and go to www.shareholdervote.info
●   Follow the steps outlined on the secured website.

Vote by fax
●   Fax proxy to 469-633-0088